Investor Meetings - November 2005 NYSEBTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Oct. 18, 2005. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future economic conditions; weather; rail, barge and port performance and costs; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; effects of currency exchange rates; risks associated with customers; risks associated with performance of suppliers; availability and costs of key commodities such as steel, tires, diesel fuel and explosives; performance risks related to high-margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards and Medicare rules; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; revenues related to synthetic fuel production; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission, including the management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com. 10/18/05

Coal Fundamentals Are Outstanding Strong GDP Growth Global economic growth fueled by twin engines from China & U.S. New Generation and Markets 449 gigawatts of new global capacity; New focus on Btu Conversion technologies Rising Energy Demand All energy forms at record levels; Coal the fastest growing fuel in the world Limited Alternatives Record high oil and natural gas prices & capped U.S. nuclear generation

Source: World Energy Outlook 2004, International Energy Agency. BP Statistical Review of World Energy, 2005. Global Energy Demand Million Tonnes of Oil Equivalent Coal Resources Are Meeting Higher Demand Coal Growing 5 Times Faster Than Expected +52% +70% +146% +2,286% +57% +51% +89% +10% Actual * * *

Global Coal Use Soars 25%, or 1.1 Billion Tons, in 3 Years Three-Year Percent Change in Global Energy Consumption Source: BP Statistical Review of World Energy, 2003, 2004 & 2005. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 25.3 9.1 7.6 5.9 3.9 25.3% 2001 - 2004 Change 9.1% 5.9% 7.6% 3.9% Coal Natural Gas Oil Hydro Nuclear

1/1/1998 2/1/1998 3/1/1998 4/1/1998 5/1/1998 6/1/1998 7/1/1998 8/1/1998 9/1/1998 10/1/1998 11/1/1998 12/1/1998 1/1/1999 2/1/1999 3/1/1999 4/1/1999 5/1/1999 6/1/1999 7/1/1999 8/1/1999 9/1/1999 10/1/1999 11/1/1999 12/1/1999 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 Coal 1.4549 1.447 1.412 1.385 1.355 1.318 1.289 1.273 1.2532 1.2572 1.2684 1.266 1.2621 1.266 1.2592 1.2613 1.2496 1.2363 1.2392 1.2115 1.2215 1.2427 1.2397 1.245 1.2193 1.2292 1.2182 1.2132 1.2084 1.2073 1.1921 1.1829 1.1906 1.1872 1.1949 1.2217 1.2113 1.2213 1.2055 1.2035 1.1933 1.1942 1.2102 1.2124 1.2287 1.2486 1.2469 1.2518 1.2437 1.259 1.2385 1.2353 1.2312 1.2346 1.2428 1.2339 1.2236 1.2464 1.2225 1.2191 1.2254 1.2251 1.2152 1.2614 1.2272 1.2248 1.2155 1.2064 1.2182 1.2275 1.2489 1.2609 1.2593 1.2524 1.2546 1.2521 1.2591 1.2529 1.2416 1.2342 1.2253 1.2779 1.2953 1.3063 1.315 1.3085 1.3397 1.3484 1.3428 1.37 1.369 1.3583 1.4285 1.4586 1.4728 1.5029 1.5016 1.4888 1.548 Natural Gas 2.321 2.153 2.328 2.56 2.23 1.984 2.641 2.76 2.7482 2.5108 2.5479 2.6074 2.4889 2.3905 2.4937 2.2034 2.1457 2.2519 2.4649 2.3175 2.2566 2.2301 2.1428 2.267 2.5541 2.5104 2.5487 2.8931 2.9914 2.8116 2.8435 2.6493 2.7255 2.8936 2.8946 3.1675 3.5635 4.3928 4.3474 4.322 4.8706 5.2554 5.3436 8.414 9.0694 6.3482 5.654 5.5833 5.1414 4.2841 3.7498 3.6183 3.0693 2.7327 3.3622 3.0677 3.1927 3.0128 3.3824 3.7795 3.763 3.5595 3.4417 3.3783 3.8015 4.1648 4.3473 4.6368 5.6146 6.1907 7.1343 5.5818 5.6011 6.0953 5.6765 5.2177 5.3062 5.1248 4.9013 5.9069 6.0879 5.6532 5.8785 5.9314 6.2513 6.5259 6.1955 6.2739 5.6232 6.3644 6.3726 6.8648 6.7097 6.4313 6.6428 7.1951 6.6258 6.8598 7.882 Oil 3.319 2.465 2.475 2.362 2.409 2.586 3.034 2.788 2.3552 2.0604 1.9932 2.1903 2.1526 2.1667 2.2026 2.03 1.9607 2.0793 1.992 1.753 1.7632 1.6621 1.7564 2.1237 2.302 2.3939 2.5888 2.9539 2.9934 3.0958 3.0982 3.3377 3.5481 3.7868 3.673 3.6149 4.3614 4.167 4.2623 4.1887 4.5235 4.6456 4.3443 4.4419 4.2572 4.083 3.8986 3.863 3.7616 3.7907 3.5746 3.4782 3.6436 3.384 2.7918 2.7506 2.6775 2.4306 2.9005 3.5388 3.5938 3.6362 3.5052 3.8667 3.6473 4.0992 3.9019 4.0865 4.5043 5.0459 4.7317 4.4419 4.079 4.1072 4.5108 4.4785 4.152 4.1892 4.2167 4.0118 4.1132 4.0478 3.9682 4.0583 4.7573 4.7143 4.5677 4.5062 4.4933 4.8672 4.8221 4.6388 4.7584 4.9014 5.2263 5.7944 5.8652 6.0928 8.653 High Oil and Gas Prices Magnify Coal's Competitive Advantage Delivered cost of fossil fuel at steam electric utility plants. Source: Platts Fossil-Fuel Receipts at Steam-Electric Utility Plants through June 2005. EIA November 2005 Short-Term Energy Outlook, July 2005 - July 2006. NYMEX HH Futures Market Club at ino.com on Nov. 9, 2005. Coal Deliveries Natural Gas Deliveries Natural Gas Futures Oil 1998 1999 2002 2001 2000 2005 2004 2003 2008 2007 2006 2009 2010 Coal Opportunity

Coal Resurgence Reflects Fuel Realities 1990s Model Underutilized nuclear capacity Surplus coal plant capacity New baseload and peaking capacity from natural gas New Model Nuclear at capacity Surplus coal plant capacity High prices limit natural gas to peaking Benefit for Coal Increased baseload from existing and new plants 150 to 200 MTPY from higher utilization of existing plants 250 MTPY from planned plants Electricity Generation

U.S. Forecasts Largest Increase in Coal Generation in Decades * Timing not yet committed. Source: U.S. Department of Energy's National Energy Technology Laboratory. Planned Coal-Fueled Plants Represent 250 MTPY of Coal Use

Source: International Energy Outlook & Platts Database. Planned Global Electricity Generation Capacity A Buildout of New Generation Has Begun Required New Coal Plants 449 GW Planned Generation Capacity (GW) Required New Plants Announced Coal Plants 1,400 GW 4,800 GW China India U.S. Other Announced Coal Plants 222 51 73 103 Planned Coal-Fueled Plants 22% 15% 54% 14% The world requires 4,800 GW of new plants by 2030 1,400 GW of new coal plants projected Just one-third of this has been announced 449 GW requires 1.5 billion tons per year of coal

U.S. Coal Stockpiles at Record Low Levels 2000 2001 2002 1999 2003 Jan. Mar. Apr. May Feb. Aug. Jun. Jul. Sep. Oct. Nov. Dec. Source: EIA Electric Power Sector Coal Stocks, January 1999 - August 2005; Peabody estimates, September - November 2005. 2005 2004 Coal Inventories at Generating Customers

Peabody Has Best Leverage to Strongest Markets Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated Nov. 1, 2005.) Peabody is #1 in Colorado, the Midwest & Powder River Jan 2003 OTC Prices Per Ton (Future Delivery) Jan 2004 Jan 2005 Colorado 11,300 Btu/lb. 1 lb. SO2/MM Btu FOB Rail Midwest 12,000 Btu/lb. FOB Barge Jan 2003 Jan 2004 Jan 2005 Powder River 8,800 Btu/lb. 0.8 lbs. SO2/MM Btu FOB Rail 9 - 11 Million Tons Per Year Jan 2003 Jan 2004 Jan 2005 35 - 40 Million Tons Per Year 125 - 135 Million Tons Per Year 5.0 lb SO2 2.0 lb SO2

Peabody Has Best Leverage to Strongest Markets 2006 2007 2008 Dec. 31, 2004 70 135 180 Sept. 30, 2005 25 100 170 65 - 75 20 - 30 130 - 140 95 - 105 175 - 185 165 - 175 Significant Upside Due to Unpriced Volume

Jan. 2005 Nov. 2005 Price Per Ton 6 15.5 Sulfur Premium 1.15 3 BTU's Ultra-Low Sulfur PRB Coal Warrants a Premium Source: Coal and Energy Price Report, January 5, 2005 and November 4, 2005. $7.15 $18.50 Jan. 2005 (Q2 2005 Delivery) Nov. 2005 (Q1 2006 Delivery) 8,800 Btu/lb, 0.8 lb/MM Btu SO2 Implied 0.4 lb/MM Btu SO2 Sulfur Premium Index pricing improves >150% for 8,800 Btu/lb, 0.8 lb/MM Btu SO2 product SO2 allowance prices appreciate to more than $1,000 per ton from $325 2005 Q2 Delivery PRB Price vs. 2006 Q1 Delivery $3.00 $15.50 $6.00 159% $1.15

U.S. Coal Has Experienced Very Long Market Cycles Nominal dollars. Source: Bureau of Mines prior to 1949, EIA data 1949 - 2002. Peabody estimates 2003-2004. U.S. Bituminous Coal Prices Dollars Per Ton (logarithmic scale) 5 yrs 15 yrs 16 yrs ? 1900 1930 1920 1910 1940 1950 1960 1970 1980 1990 2000 2010F

Peabody Best Positioned to Grow Shareholder Value Growth Fueled By... Executing the basics Capitalizing upon organic growth opportunities Expanding into global markets Participating in new generation and Btu Conversion technologies

2003 2004 2005* East 4.68 4.15 2.75 Executing the Basics Improves Safety 4.68 4.15 2.75 Reportable U.S. accident incidence rate per 200,000 miner hours worked. * Through third quarter 2005. Accidents Per 200,000 Hours Worked Managing Safe, Low-Cost Operations Peabody's North Antelope Rochelle Mine was named the safest surface mine in the United States in 2004.

Peabody Operates Most Productive Mines Rawhide Caballo North Antelope Rochelle Wyodak Black Thunder Industry Average (Underground) Industry Average (Surface) First half 2005 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Mine Most Productive U.S. Mines #1 #2 #3

Peabody Aggressively Manages Capital and Costs

Productivity Improvements Create Value



A 23% improvement in dragline productivity freed up a truck-shovel fleet, increasing production for no added capital.

- "Capital efficiency" projects
- Process improvement initiatives
- Fuel, steel and tire consumption teams
- Conditioned-based maintenance programs
- Creation of Peabody training centers

5% Productivity Improvement ~ $100 Million in EBITDA

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NYSE BTU

Peabody Has Unmatched Organic Growth Opportunities Source: 2004 company reports & websites, SEC filings, and Peabody estimates. Values are on a short-ton basis. Rio Tinto BHP CONSOL Arch Foundation Anglo-American Xstrata Natural Resource Partners Massey Yanzhou Coal North American Penn Virginia Alpha Natural Resources Westmoreland Alliance Resource Partners Fording James River Coal Luscar Reserves (tons in billions) 2004 Sales (tons in millions) Shenhua Leading Sales and Reserve Position

Developments and Expansions Add Up to 75 MTPY by 2010 Peabody Seeks to Double Prior Five-Year Volume Growth

Peabody Expanding to Serve High Growth Markets 1 Billion Ton Sales Book Serves Customers in 16 Countries Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2004.

Peabody Expanding to Serve High Growth Markets United States Largest economy growing at $350 billion per year World's largest coal reserves Growing 25 million tons per year U.S., China, India Represent 90% of Expected Coal Growth China Fastest-growing economy; 9% GDP growth for two decades Growing by 200 - 300 million tonnes per year India 1 billion person population & 6% GDP growth World's largest increase in coal imports over next decade

Emerging Markets Create Significant Demand Upside Today 2025 Environmental Retrofits Advanced Combustion Coal Gasification Carbon Sequestration Emissions Current Markets Technologies Expand Current Markets and Create New Markets Gasification for Pipelines Liquefaction Hydrogen Production Emerging Markets

Peabody

Peabody Participating in Multiple Btu Conversion Opportunities

Coal to Natural Gas (Industrial)

- 30% ownership in Econo-Power International
- PRB and Illinois Basin coal transformed into low-Btu gas
- Cost effective at $4 to $5 per MM Btu

EPIC

Coal to Natural Gas (Pipeline)

- Agreement with Arclight to evaluate Illinois location for pipeline-quality gas
- ConocoPhillips and Fluor participating in technology and plant design
- Pipeline-quality natural gas competitive at $5 to $6 per MM Btu

Coal to Hydrogen

- Peabody part of FutureGen Industrial Alliance
- Goal: Generation and hydrogen; near-zero emissions; CO2 sequestration
- Alliance includes Southern Company, AEP, Huaneng
- $700 million from DOE; $250 million from industry

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NYSE BTU

Continental U.S. Proven Oil Reserves 121.5 184.9 Peabody's Proven & Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest Energy Co. Proven Oil & Gas Reserves 160.2 108.3 Source: 2004 annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Reserve Base is Unparalleled Energy Value, Quadrillion British Thermal Units BTU Has 30 100-Million-Ton Sites for Generation / Btu Conversion

Peabody Has Best Reserves to Participate in Btu Conversion Peabody's 9.6 Billion Tons of Coal Represents 17,586 TERAWATT HRS. OF ELECTRICITY 5 years of U.S. electricity demand 243 TCF OF NATURAL GAS 10 years of U.S. natural gas demand 1.43 TRILLION GALLONS OF DIESEL 42 years of U.S. trucking fuel demand = =

Btu Conversion Has Tremendous Value-Add Potential Coal 9.6 billion tons x $30/ton $288 billion Electricity 17,586 TWh x $40/MWh $700 billion Natural Gas 243 tcf x $7.50/mcf $1.8 trillion Diesel Fuel 1.43 trillion gallons x $2.50 $3.6 trillion Oil & Gas Companies Valued at 40x to 60x Coal on a Btu Basis

2001 2002 2003 2004 16 105.5 95 178 Peabody's Record is Unmatched 2001 2002 2003 2004 381 406.1 410.3 559 EBITDA In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2001 2002 2003 2004 2589 2717 2829 3632 Revenues Income1 $3,632 $559 $175 $2,577 $2,717 $2,815 $378 $406 $410 $16 $106 $82

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 381 406 410 559 850 Earnings Per Share 0.1 0.98 0.865 1.375 2.625 Leading leverage to rising markets Expanding margins Outstanding organic growth profile Significant emerging markets Best record of performance EBITDA (In Millions) Earnings Per Share $381 TARGET* $825 - $875 $2.75 - $3.20 Excludes discontinued operations, early debt extinguishment and cumulative effect of accounting changes. Earnings per share values reflect March 2005 2-for-1 stock split. * Targets were announced on Oct. 18, 2005 and are provided for historical purposes only. They have not been updated to reflect possible changes in expectations or current views. Peabody Delivers Continued Growth

Investor Meetings - November 2005 NYSEBTU